UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2014

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0681223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug, Switzerland		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2014, Allied World Assurance Company Holdings, AG (the “Company”) announced the retirement of Mr. W. Gordon Knight as President of Allied World Assurance Company (U.S.) Inc. and Allied World National Assurance Company (“Allied World National”), wholly-owned U.S. subsidiaries of the Company, effective as of January 31, 2014. Allied World National and Mr. Knight entered into an Employment / Consulting Agreement (the “Agreement”), effective as of January 31, 2014, pursuant to which Mr. Knight will remain with the Company as an employee in an advisory capacity. The Agreement supersedes Mr. Knight’s Amended and Restated Employment Agreement with Allied World National, which has been terminated. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement.

The Agreement is for a five-year term (the “Term”) commencing January 31, 2014, subject to earlier termination as set forth therein. Under the Agreement, Mr. Knight shall (i) perform those duties and responsibilities as may be assigned to him by the Company’s Chief Executive Officer from time to time, (ii) receive a payment of $10,000 per month, and (iii) be entitled to the continued vesting of all outstanding equity-based awards previously granted to him in accordance with their terms, provided that he remains employed at the Company or one of its subsidiaries. During the Term, Mr. Knight is subject to a non-competition covenant that prevents him from engaging in activities that compete with the business of the Company or its subsidiaries in certain jurisdictions. During the Term, Mr. Knight is also subject to a non-interference covenant. Generally, the non-interference covenant prevents Mr. Knight from (i) soliciting or hiring employees or other service providers of the Company or its subsidiaries, (ii) inducing any customers or other third parties with whom the Company or its subsidiaries have a relationship to reduce or cease its business with the Company or its subsidiaries, or (iii) otherwise interfering with the Company’s and its subsidiaries’ business relationships.

Item 7.01. Regulation FD Disclosure.

On January 16, 2014, the Company issued a press release announcing Mr. Knight’s retirement and the promotion of Mr. Louis Iglesias to President, Allied World North America, to succeed Mr. Knight.

The press release is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Employment / Consulting Agreement, effective as of January 31, 2014, by and between Allied World National Assurance Company and W. Gordon Knight.
99.1	Press release, dated January 16, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

January 16, 2014	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Employment / Consulting Agreement, effective as of January 31, 2014, by and between Allied World National Assurance Company and W. Gordon Knight
99.1	Press release, dated January 16, 2014